                                                                Page 30 of 45 Pages

    Aircraft Lease Portfolio Securitisation 96-1 Pass Through Trust
    Restated Statement to Certificateholders dated May 17, 2004

                            Aircraft Lease Portfolio Securitization
                                    96-1 Pass Through Trust

                                Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS IN DOLLARS
-----------------------------------------------------------------------------------------------------------------
                         PRIOR                                                                            CURRENT
        ORIGINAL       PRINCIPAL                                                 REALIZED    ACCRETED    PRINCIPAL
CLASS FACE VALUE        BALANCE        INTEREST  PRINCIPAL  PREMIUM     TOTAL      LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------

  A    25,000,000.00   8,058,362.74   10,708.67  32,007.68   0.00   42,716.35     0.00        0.00   8,026,355.06
  A    60,000,000.00  19,340,070.41   25,700.80  76,818.44   0.00  102,519.24     0.00        0.00  19,263,251.97
  A   160,673,000.00  51,790,452.34   68,823.76 205,710.83   0.00  274,534.59     0.00        0.00  51,584,741.51
  B    56,868,750.00  40,063,750.00   73,895.36       0.00   0.00   73,895.36     0.00        0.00  40,063,750.00
  B             0.00           0.00        0.00       0.00   0.00        0.00     0.00        0.00           0.00
  C    50,044,500.00  39,559,903.71   87,031.79       0.00   0.00   87,031.79     0.00        0.00  39,559,903.71
  D    40,945,500.00  34,022,700.00        0.00       0.00   0.00        0.00     0.00        0.00  34,022,700.00
 E-1   82,918,250.00  82,918,250.00        0.00       0.00   0.00        0.00     0.00        0.00  82,918,250.00
 E-2            0.00           0.00        0.00       0.00   0.00        0.00     0.00        0.00           0.00

-----------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000    275,753,489.20 266,160.38 314,536.95   0.00  580,697.33     0.00        0.00 275,438,952.25
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                    PASS-THRU RATES
---------------------------------------------------------------------------------------------------------
                    PRIOR                                              CURRENT
                 PRINCIPAL                                            PRINCIPAL
CLASS   CUSIP      BALANCE  INTEREST PRINCIPAL PREMIUM   TOTAL         BALANCE   * CURRENT        NEXT
-=-------------------------------------------------------------------------------------------------------

A     02109PAA8   322.334510 0.428347 1.280307  0.00000  1.708654     321.054202   1.995000%   1.995000%
A     U02029AA1   322.334507 0.428347 1.280307  0.00000  1.708654     321.054200   1.995000%   1.995000%
A     02109PAE0   322.334508 0.428347 1.280307  0.00000  1.708654     321.054200   1.995000%   1.995000%
B     0219PAF7    704.494999 1.299402 0.000000  0.00000  1.299402     704.494999   2.575000%   2.575000%
B     U02029AB9     0.000000 0.000000 0.000000  0.00000  0.000000       0.000000   2.575000%   2.575000%
C     02109PAG5   790.494534 1.739088 0.000000  0.00000  1.739088     790.494534   2.975000%   2.975000%
D     02109PAH3   830.926475 0.000000 0.000000  0.00000  0.000000     830.926475  13.750000%  13.750000%
E-1   AL9601108 1,000.000000 0.000000 0.000000  0.00000  0.000000   1,000.000000  10.000000%  10.000000%
E-2   AL9601109     0.000000 0.000000 0.000000  0.00000  0.000000       0.000000  10.000000%  10.000000%

--------------------------------------------------------------------------------------------------------
SELLER                        N/A                               ADMINISTRATOR:      Michele Voon
SERVICER:           Babcock & Brown Limited                                    Deutsche Bank
LEAD UNDERWRITER:       Lehman Brothers                                            4 Albany Street
RECORD DATE:            April 30, 2004                                          New York, NY 10006
DISTRIBUTION DAT  :      May 17, 2004                      FACTOR INFORMATION:     (800) 735-7777
-------------------------------------------------------------------------------------------------------
                                                                © COPYRIGHT 2004 Deutsche Bank

                                                                Page 31 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         17-May-04
------------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

     1.1. DUE PERIOD    01-Apr-2004  to  30-Apr-2004

     1.2. ADDITIONAL REPORTED ITEMS

                   Initial Appraised Value of all Aircraft ...............................320,510,000.00

                   Aircraft Book Value                     ...............................244,967,201.39

                   Rentals, Interest and Other Payments in Arrears .........................347,342.00

                   Is there an existing Event of Default?  ....................................YES     *

                   Number of Registration Defaults         .....................................0.00

                   Has an Enforcement Notice been Issued?  .....................................NO

                   WFC Aircraft Sale Date                  .....................................n/a

                   WFC Aircraft Payment Default Date       .....................................n/a

2. SUMMARY OF AVAILABLE FUNDS

     2.1. COLLECTIONS
       Interim deposits, withdrawals and transfers
           Rents, Interest, Deferred Debt & Other Lessee Payments              1,630,760.00

           Swap Receipts                                                               0.00

           Collections applied to excess aircraft
           Maintenance Expenses                                                        0.00

           Interim withdrawal of Defaulted Rent from the
           Lease Maintenance
               Reserve Account or the Lease Security
           Deposit Account                                                      (341,500.00)

           Transfer of Maintenance Reserve Receipts to
           Lessee Funded Account                                                       0.00

           Transfer of Security Deposit Receipts to Lessee
           Funded Account                                                              0.00

           Proceeds from sale or other disposition of any
           Aircraft, Engine or other asset                                             0.00

           Remaining Aircraft Purchase Account funds after
           Aircraft Sale Date                                                          0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,289,260.00

      Payment Date deposits and transfers
           Investment Earnings:
                Collections Sub Account                             15,586.51
                Expense Account                                         10.61
                Aircraft Purchase Account                                0.00
                Class D Note Interest Reserve Account                    0.00
                Contingency Reserve Account                            902.22
                Maintenance Reserve Account                              0.00
                Security Deposit Account                                 0.00
                                                            --------------------------------
           Total Investment earnings for all accounts                             16,499.34

           Investment Earnings retained within Maintenance
           Reserve Account                                               0.00
           Investment Earnings retained within Security
           Deposit Reserve Account                                       0.00
                                                            --------------------------------
                                                                                       0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,305,759.34

* The company had insufficient funds to pay all of the interest  due  to the holders  of the Class D
Notes.  The arrears owed to Class D Noteholders for the Due Period are $6,419,871.07 See Item 1.2
Interest Amounts-Unpaid Balance D Note"below for total overdue interest owed to holders to Class D Notes.
------------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2001  Deutsche Bank

                                                                Page 32 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

------------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:         17-May-04
------------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

     2.1. COLLECTIONS (cont.)
          After Enforcement Notice or Disposition of Last Aircraft Lessee
          Funded Account Transfers                                                     0.00

          After Enforcement Notice, Aircraft Purchase Acct.
          funds                                                                        0.00

          Remaining amounts in the Aircraft Purchase
          Account transferred due to
               WFC Aircraft Delivery Termination Date or WFC Aircraft
          Payment Default Date                                                         0.00
                                                                              ----------------------------
                                                                   Sub Total:               1,305,759.34

      Other Miscellaneous amounts
          For any aircraft which has undergone a total loss
          or for which the lease
               has been sold, conveyed or transferred:
                                    Available Maintenance
                                    Reserves Amount                                    0.00
                                    Available Security
                                    Deposit Amount                                     0.00

          Miscellaneous Other Proceeds                                                 0.00
                                                                              ----------------------------
                Available Collections transferred to the Transaction Account:               1,305,759.34
                                                                              ============================

      Reserve Account transfers
                  Maintenance Reserve Amount withdrawals
                  from the Collection Sub-Account                                      0.00
                  Liquidity Reserve Amount withdrawals from
                  the Collection Sub-Account                                           0.00
                  Amounts withdrawn from the Class D
                  Interest Reserve Sub-Account                                         0.00
                  Amounts withdrawn from the Contingency
                  Reserve Sub-Account                                                  0.00
                                                                              ----------------------------
                        Total Amounts transferred to the Transaction Account:               1,305,759.34
                                                                              ============================

     2.2. PAYMENTS FROM TRANSACTION ACCOUNT

 *            Required Expense Amount plus Additional Company Expenses, Fees
              and Taxes                                                           76,158.90
              Amounts transferred to the Collection Account for Maintenance
              Reserve Amount                                                           0.00
              Swap Payments due to Swap Provider                                       0.00
              Amounts transferred to the Collection Account
              for Liquidity Reserve Amount                                       648,903.11
              Amounts transferred to the Class D Not
              Interest Reserve Account                                                 0.00
              Aggregate Swap Breakage Costs                                            0.00
              Current plus prior unpaid Annual Dividends                               0.00
              Deposit to the Lessee Funded Account for funds previously
              transferred from the Lessee
                Funded Account according to Clause
              7.07(a)(iv) of the Deed of Charge.                                       0.00
                                                                              ----------------------------
                                                                                              725,062.01

              Payments to Noteholders                                                         580,697.33
                                                                              ----------------------------
                                 Total payments from the Transaction Account:               1,305,759.34
                                                                              ============================

 *            Monthly withdrawal from Collection Account
              for Carotene Account                                                13,658.90

------------------------------------------------------------------------------------------------------------
                                                                        © COPYRIGHT 2004 Deutsche Bank

                                                                Page 33 of 45 Pages

                    Aircraft Lease Portfolio Securitization
                            96-1 Pass Through Trust

                        Statement To Certificateholders

--------------------------------------------------------------------------------
                      CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:  17-May-04
--------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

     1.1. INDICES
            Current LIBOR Index Rate                                     1.1250%
            Next LIBOR Index Rate                                        1.1250%

     1.2. INTEREST AMOUNTS

        CLASS               ACCRUED and UNPAID INTEREST AMOUNTS
        -----         -----------------------------------------------
                          Note           Other (1)            Total
                      ----------      ------------     --------------
        A Note        105,233.23        910,679.90       1,015,913.13
        B Note         73,895.36        390,817.57         464,712.93
        C Note         87,031.79        374,396.68         461,428.47
        D Note      6,419,871.07      1,426,072.51       7,845,943.58
        E Note     52,014,739.49              0.00      52,014,739.49
                   -------------      ------------     --------------
                   58,700,770.94      3,101,966.66      61,802,737.60
                   =============      ============     ==============

        CLASS                        UNPAID BALANCE
                      -----------------------------------------------
                          Note           Other (1)           Total
                      ----------      ------------     --------------
        A Note              0.00        910,679.90         910,679.90
        B Note              0.00        390,817.57         390,817.57
        C Note              0.00        374,396.68         374,396.68
        D Note      6,419,871.07      1,426,072.51       7,845,943.58
        E Note     52,014,739.49              0.00      52,014,739.49
                   -------------      ------------      -------------
                   58,434,610.56      3,101,966.66      61,536,577.22
                  ==============      ============      =============

        Notes: (1) 'Other' includes Step-Up,  Default and Additional Interest.
               Reflects  previously unreported  Default  Interest on Class D for
               January 2003 through November 2003 payment dates of $311,874.75.

     1.3. PRINCIPAL AMOUNTS

        CLASS          Target         Target    Additional  Target Amount
                      Balance         Amount     Principal    Shortfall
                  -------------    ------------ ----------  -------------
        A Note    13,888,766.67   65,300,118.82       0.00  64,985,581.87
        B Note    40,063,750.00            0.00       0.00           0.00
        C Note    35,256,100.00    4,303,803.71       0.00   4,303,803.71
        D Note    28,845,900.00    5,176,800.00       0.00   5,176,800.00
                  -------------   -------------       ----  -------------
                                  74,780,722.53       0.00  74,466,185.58
                                  =============      =====  =============

     1.4. OTHER AMOUNTS

              a) Class D Note Unpaid Makewhole Premium Amount...............0.00

              b) Class E Contingent Interest Amount.........................0.00

              c) Unpaid Annual Dividends Balance........................3,000.00

---------------------------------------------------------------------------------------------------
                                                                 © COPYRIGHT 2004 Deutsche Bank

                                                                Page 34 of 45 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

---------------------------------------------------------------------------------------------------------
                                        ADDITIONAL ITEMS REPORT
Distribution Date:    17-May-04
----------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:

   Note: Amounts reflect activity which has occured during the relevant Due
         Period, as well as transfers resulting from the current Payment Date.

   Name                                         Prior Balance        Deposits     Withdrawals   Adjustments        Balance
   ----------------------------------------     -------------    ------------    ------------   -----------  --------------

   COLLECTION ACCOUNT
    Collections Sub-Account*                    21,542,096.89    1,954,662.45    1,305,759.34        0.00     22,191,000.00
    Expense Sub-Account                                  0.00       62,510.61       29,612.43        0.00         32,898.18
    Aircraft Purchase Sub-Account                        0.00            0.00            0.00        0.00              0.00
    Class D Note Interest Reserve Sub-Account            0.00            0.00            0.00        0.00              0.00
    Contingency Reserve Sub-Account              1,400,000.00          902.22          902.22        0.00      1,400,000.00
                                                -------------    ------------    ------------       -----    --------------
                                       TOTALS:  22,942,096.89    2,018,075.28    1,336,273.99        0.00     23,623.898.18

   LESSEE FUNDED ACCOUNT
    Segregated Maintenance Reserve Sub-Account           0.00            0.00            0.00        0.00              0.00
    Segregated Security Deposit Sub-Account**      341,500.00            0.00      341,500.00        0.00              0.00
                                                -------------    ------------    ------------       -----    --------------
                                       TOTALS:     341,500.00            0.00      341,500.00        0.00              0.00

    Amounts held in respect of the Liquidity Reserve Amount within the Collection Account*                    22,191,000.00
    Liquidity reserve is reduced by $ 500,000 as per instructions & approvals.

    **The security deposit payment relates to China Southern Airlines

2. MISCELLANEOUS:

     2.1. AIRCRAFT DETAILS

    Aircraft        Aircraft    Avg. Appraised        Date           Aircraft         Event          Event          Sale/Insurance
     Lessee      Serial Number      Value (1)        Appraised       Book Value        Date      Description (2)      Proceeds
   ------------- -------------   --------------     -----------    -------------     ----------  --------------     -------------
       N/A             127                 0.00     31-Jul-2003             0.00       8/2/1999          S           5,525,217.00
       N/A             283                 0.00     31-Jul-2003             0.00     12/20/2002          S          20,757,041.00
       N/A            11287                0.00     31-Jul-2003             0.00       7/2/1999          S          12,646,518.00
       N/A            22381                0.00     31-Jul-2003             0.00      7/24/1997          S          35,000,000.00
     Asiana           23869       16,080,000.00     31-Jul-2003    17,997,457.78                                              -
  Travel Service      23870       17,170,000.00     31-Jul-2003    18,521,836.11                                              -
  Skynet Airlines     24519       18,300,000.00     31-Jul-2003    19,095,807.50                                              -
  China Southern      24898       15,150,000.00     31-Jul-2003    16,648,607.50                                              -
       N/A            24914                0.00     31-Jul-2003             0.00      10/1/2002          S          11,577,067.00
    Air Canada        24952       42,880,000.00     31-Jul-2003    51,865,345.00                                              -
    Air Canada        25000       42,430,000.00     31-Jul-2003    51,918,877.50                                              -
 Air 2000 (First
 Choice Airways)      25054       28,180,000.00     31-Jul-2003    33,564,877.50                                              -
     Meridiana        49785       12,460,000.00     31-Jul-2003    17,619,840.00                                              -
   Allegian Air       49786       13,170,000.00     31-Jul-2003    17,734,552.50                                              -
                                 --------------                   --------------                                    -------------
                                 205,820,000.00                   244,967,201.39                                    85,505,843.00
                                 ==============                   ==============                                    =============

  Notes: (1) Appraised Values have been provided by: Avitas Inc., Aircraft Information Services Inc. and BK Associates Inc.
         (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
         (3) Aircraft Best Value is currently in review.

     2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES

         None

----------------------------------------------------------------------------------------------------------
                                                                       © COPYRIGHT 2004 Deutsche Bank